UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Shareholder Letter	2

Management's Discussion of Fund Performance:
Davis Global Fund	3
Davis International Fund	5

Fund Overview:
Davis Global Fund	7
Davis International Fund	9

Expense Example	11

Schedule of Investments:
Davis Global Fund	13
Davis International Fund	17

Statements of Assets and Liabilities	21

Statements of Operations	23

Statements of Changes in Net Assets	24

Notes to Financial Statements	26

Financial Highlights	37

Report of Independent Registered Public Accounting Firm	41

Federal Income Tax Information	42

Fund Information	43

Privacy Notice and Householding	44

Directors and Officers	45

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders.  In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.  Also included is a list of positions opened and closed.

In addition, we produce a Quarterly Review for each Fund.  In this review, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook.  You may obtain a copy of the current Quarterly Review either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust.  We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

December 2, 2011

DAVIS NEW YORK VENTURE FUND, INC.	Management’s Discussion of Fund Performance
DAVIS GLOBAL FUND

Performance Overview

Davis Global Fund’s Class A shares delivered a negative return on net asset value of 6.48% for the year ended October 31, 2011. Over the same time period, the Morgan Stanley Capital International All Country World Index (“Index”) returned 0.43%. The sectors1 within the Index delivering the strongest performance over the year were energy, consumer staples, and health care. The sectors delivering the weakest performance over the year were financials, materials, and utilities.  As of October 31, 2011, the Fund had approximately 63% of its net assets invested in foreign companies, 31% in U.S. companies, and 6% in other assets and liabilities.

Factors Impacting the Fund’s Performance

Material companies were the most important detractor2 from the Fund’s performance, both on an absolute basis and relative to the Index. The Fund’s material companies under-performed the corresponding sector within the Index (down 45% versus down 5% for the Index) and had approximately the same relative average weighting (both 9%). Sino-Forest3 was the single most important detractor from the Fund’s performance. Listed in Toronto, but operating predominantly in mainland China, Sino-Forest is a commercial timber plantation manager that enters into long-term leases with Chinese provincial cooperatives and obtains the rights to harvest, sell, and replant trees. Sino-Forest became the target of a short-seller that accused Sino-Forest of fraud.  The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Fund. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Fund continues to fair value this position. Greatview Aseptic Packaging was also among the most important detractors from performance.

Energy companies were the strongest performing sector of the Index, but detracted from the Fund’s performance. The Fund’s energy companies under-performed the corresponding sector within the Index (down 29% versus up 10% for the Index) and had a lower relative average weighting (4% versus 12% for the Index) in this stronger performing sector. OGX Petroleo e Gas Participacoes and Tenaris were among the most important detractors from performance.

The Fund had a large investment in consumer staple companies and this sector made the most important contribution to the Fund’s performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 12% versus up 9% for the Index) and had a higher relative average weighting (17% versus 10% for the Index) in this stronger performing sector.  CVS Caremark, Coca-Cola, Nestle, and Kraft Foods were among the most important contributors to performance.  The Fund no longer owns Kraft Foods.

Other important detractors from performance included Sinovac Biotech, CNinsure, and China Merchants Bank.  Other important contributors to performance included Youku.com, Roche Holding, Compagnie Financiere Richemont, and Nielsen Holdings.

Over the year the Fund’s largest investments were in the United States, Switzerland, and China. United States and Swiss companies were the largest contributors to performance while Chinese companies were the largest detractors from performance.

Davis Global Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective.  Davis Global Fund’s principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, foreign currency risk, emerging market risk, trading markets and depositary receipts risk, under $10 billion market capitalization risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares.

1     The companies included in the Morgan Stanley Capital International All Country World Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND, INC.	Management’s Discussion of Fund Performance
DAVIS GLOBAL FUND – (CONTINUED)

Comparison of a $10,000 investment in Davis Global Fund Class A versus the Morgan Stanley Capital International All Country World Index (MSCI ACWI®) for an investment made on December 22, 2004

Average Annual Total Return for periods ended October 31, 2011

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(6.48)%	(1.04)%	4.10%	12/22/04	1.03%	1.03%
Class A - with sales charge	(10.89)%	(2.00)%	3.36%	12/22/04	1.03%	1.03%
Class B**	(11.24)%	(2.47)%	2.99%	12/22/04	2.23%	2.23%
Class C**	(8.18)%	(2.01)%	3.06%	12/22/04	1.96%	1.96%
Class Y	(6.24)%	N/A	(6.55)%	07/25/07	0.76%	0.76%
MSCI ACWI®***	0.43%	(0.30)%	3.58%

In 2010, Davis Global Fund made a favorable investment in an IPO, which had a material impact on the investment performance.  The IPO was purchased with the intent to benefit from long-term growth of the underlying company and the rapid appreciation was an unusual occurrence.  Such performance may not continue in the future.

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes.  Investments cannot be made directly in the Index.

The performance data for Davis Global Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

**Includes any applicable contingent deferred sales charge.

***Inception return is from December 22, 2004.

DAVIS NEW YORK VENTURE FUND, INC.	Management’s Discussion of Fund Performance
DAVIS INTERNATIONAL FUND

Performance Overview

Davis International Fund’s Class A shares delivered a negative return on net asset value of 12.19% for the year ended October 31, 2011. Over the same time period, the Morgan Stanley Capital International All Country World Index ex USA (“Index”) declined 4.66%. The sectors1 within the Index delivering the strongest performance over the year were consumer staples, health care, and energy. The sectors delivering the weakest performance over the year were utilities, financials, and materials.  As of October 31, 2011, the Fund had approximately 95% of its net assets invested in foreign companies, 2% in U.S. companies, and 3% in other assets and liabilities.

Factors Impacting the Fund’s Performance

Material companies were the most important detractor2 from the Fund’s performance, both on an absolute basis and relative to the Index. The Fund’s material companies under-performed the corresponding sector within the Index (down 47% versus down 6% for the Index) and had approximately the same relative average weighting (both 13%). Sino-Forest3 was the single most important detractor from the Fund’s performance. Listed in Toronto, but operating predominantly in mainland China, Sino-Forest is a commercial timber plantation manager that enters into long-term leases with Chinese provincial cooperatives and obtains the rights to harvest, sell, and replant trees. Sino-Forest became the target of a short-seller that accused Sino-Forest of fraud.  The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Fund. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Fund continues to fair value this position. Greatview Aseptic Packaging was also among the most important detractors from performance.

Energy companies were among the strongest performing sectors of the Index, but detracted from the Fund’s performance. The Fund’s energy companies under-performed the corresponding sector within the Index (down 29% versus up 4% for the Index) and had a lower relative average weighting (6% versus 11% for the Index) in this stronger performing sector. OGX Petroleo e Gas Participacoes and Tenaris were among the most important detractors from performance.

Consumer staple companies made the most important contribution to the Fund’s performance. The Fund’s consumer staple companies performed in-line with the corresponding sector within the Index (both up 7%), but had a higher relative average weighting (12% versus 9% for the Index) in this stronger performing sector. Nestle and Lindt & Spruengli were among the most important contributors to performance.

Other important detractors from performance included Sinovac Biotech, CNinsure, and China Merchants Bank.  Other important contributors to performance included Roche Holding, Youku.com, Essilor, and Kuehne & Nagel.

Over the year the Fund’s largest investments were in Switzerland and China.  Swiss companies were the largest contributors to performance while Chinese companies were the largest detractors from performance.

Davis International Fund’s investment objective is long-term growth of capital.  There can be no assurance that the Fund will achieve its objective.  Davis International Fund’s principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, foreign currency risk, emerging market risk, trading markets and depositary receipts risk, under $10 billion market capitalization risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale.  Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.

1     The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND, INC.	Management’s Discussion of Fund Performance
DAVIS INTERNATIONAL FUND – (CONTINUED)

Comparison of a $10,000 investment in Davis International Fund Class A versus the Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA) for an investment made on December 29, 2006

Average Annual Total Return for periods ended October 31, 2011

Fund & Benchmark Index	1-Year	3-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(12.19)%	10.45%	(3.63)%	12/29/06	0.94%	0.94%
Class A - with sales charge	(16.38)%	8.66%	(4.60)%	12/29/06	0.94%	0.94%
Class B**	(18.17)%	7.83%	(5.37)%	12/29/06	5.31%	2.30%
Class C**	(15.72)%	8.57%	(5.00)%	12/29/06	3.13%	2.30%
Class Y	(13.61)%	N/A	(3.03)%	12/31/09	0.89%	0.89%
MSCI ACWI® ex USA***	(4.66)%	12.92%	(1.74)%

In 2010, Davis International Fund made a favorable investment in an IPO, which had a material impact on the investment performance.  The IPO was purchased with the intent to benefit from long-term growth of the underlying company and the rapid appreciation was an unusual occurrence.  Such performance may not continue in the future.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes.  Investments cannot be made directly in the Index.

The performance data for Davis International Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

**Includes any applicable contingent deferred sales charge.

***Inception return is from December 29, 2006.

DAVIS NEW YORK VENTURE FUND, INC.	Fund Overview
DAVIS GLOBAL FUND	October 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/11 Net Assets)		(% of 10/31/11 Stock Holdings)

			Fund	MSCI ACWI®
Common Stock (Foreign)	62.81%	Health Care	12.88%	8.85%
Common Stock (U.S.)	30.86%	Food, Beverage & Tobacco	11.40%	6.30%
Stock Warrants	0.45%	Information Technology	10.32%	12.27%
Preferred Stock (Foreign)	0.18%	Capital Goods	10.10%	7.66%
Short-Term Investments	5.46%	Transportation	7.47%	1.99%
Other Assets & Liabilities	0.24%	Materials	7.45%	8.45%
	100.00%	Consumer Durables & Apparel	5.68%	1.48%
		Food & Staples Retailing	4.79%	2.27%
		Media	4.47%	2.09%
		Banks	4.36%	8.84%
		Diversified Financials	4.35%	4.02%
		Energy	4.26%	11.89%
		Telecommunication Services	3.35%	4.92%
		Commercial & Professional Services	3.15%	0.71%
		Real Estate	3.06%	2.47%
		Other	2.91%	15.79%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/11 Stock Holdings)		(% of Fund’s 10/31/11 Net Assets)

United States	33.20%	Google Inc., Class A	4.90%
Switzerland	19.78%	Compagnie Financiere Richemont S.A.,
China	13.52%	Bearer Shares, Unit A	4.85%
France	5.98%	Kuehne & Nagel International AG	4.84%
Brazil	5.42%	Coca-Cola Co.	3.81%
Mexico	5.07%	Schneider Electric S.A.	3.45%
Netherlands	4.24%	America Movil SAB de C.V., Series L, ADR	3.16%
Canada	3.28%	Hang Lung Group Ltd.	2.89%
Hong Kong	3.06%	Heineken Holding NV	2.81%
Argentina	2.52%	CVS Caremark Corp.	2.79%
United Kingdom	2.22%	Walt Disney Co.	2.60%
Belgium	1.71%
	100.00%

DAVIS NEW YORK VENTURE FUND, INC.	Fund Overview
DAVIS GLOBAL FUND – (CONTINUED)	October 31, 2011

New Positions Added (11/01/10-10/31/11)
(Highlighted positions are those greater than 1.50% of Fund’s 10/31/11 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/11 Net Assets
Bankrate Inc.	Software & Services	06/17/11	1.04%
Berkshire Hathaway Inc., Class B	Property & Casualty Insurance	10/18/11	0.73%
Brazil Pharma S.A., 144A	Food & Staples Retailing	06/24/11	1.72%
Charles Schwab Corp.	Capital Markets	08/08/11	0.90%
Greatview Aseptic Packaging Co., Ltd.	Materials	12/02/10	1.67%
Itau Unibanco Holding S.A., ADR	Commercial Banks	08/05/11	0.02%
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	12/17/10	−
Lockheed Martin Corp.	Capital Goods	11/15/10	−
Netflix Inc.	Retailing	10/26/11	1.05%
Nielsen Holdings NV	Commercial & Professional Services	01/26/11	2.50%
PACCAR Inc.	Capital Goods	10/27/11	0.75%
Renren, Inc., ADR	Software & Services	05/04/11	−
RPX Corp.	Commercial & Professional Services	05/04/11	0.48%
Schindler Holding AG -
Participation Certificate	Capital Goods	05/25/11	2.12%
Shandong Weigao Group Medical
Polymer Co. Ltd. - H	Health Care Equipment & Services	05/19/11	0.46%
Unilever NV	Food, Beverage & Tobacco	02/08/11	0.68%
Walt Disney Co.	Media	06/03/11	2.60%
Wells Fargo & Co.	Commercial Banks	08/19/11	1.03%
Wells Fargo & Co., Stock Warrants,
strike price $34.01, expires 10/28/18	Commercial Banks	09/22/11	0.45%
Youku.com Inc., ADR	Software & Services	12/08/10	1.03%

Positions Closed (11/01/10-10/31/11)
(Gains and losses greater than $300,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
China Resources Power Holdings Co. Ltd.	Utilities	12/08/10	$(245,047)
Digital Realty Trust, Inc.	Real Estate	12/27/10	152,083
Digital Realty Trust, Inc., 144A Conv.
Sr. Notes, 5.50%, 04/15/29	Real Estate	12/29/10	12,650
Forest City Enterprises, Inc., Class A	Real Estate	12/27/10	(522,128)
Guangdong Investment Ltd.	Utilities	12/13/10	(52,602)
Japan Tobacco Inc.	Food, Beverage & Tobacco	12/08/10	(329,722)
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	10/27/11	230,427
Lockheed Martin Corp.	Capital Goods	06/17/11	139,213
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	01/11/11	344,004
Pfizer Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	02/08/11	994
PortX Operacoes Portuarias S.A.	Transportation	08/15/11	45,642
Renren, Inc., ADR	Software & Services	05/10/11	12,405
SEGRO PLC	Real Estate	01/11/11	(145,619)
SL Green Realty Corp., 7.625%, Series C	Real Estate	12/29/10	234,617
Yingde Gases Group Co. Ltd.	Materials	07/12/11	(96,849)

DAVIS NEW YORK VENTURE FUND, INC.	Fund Overview
DAVIS INTERNATIONAL FUND	October 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/11 Net Assets)		(% of 10/31/11 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	94.36%	Health Care	15.95%	6.66%
Common Stock (U.S.)	2.60%	Food, Beverage & Tobacco	11.50%	6.42%
Preferred Stock (Foreign)	0.29%	Capital Goods	11.38%	7.49%
Short-Term Investments	2.90%	Transportation	10.10%	2.17%
Other Assets & Liabilities	(0.15)%	Materials	8.57%	12.27%
	100.00%	Consumer Durables & Apparel	5.62%	1.80%
		Energy	5.39%	11.52%
		Real Estate	5.35%	2.72%
		Banks	4.70%	13.95%
		Telecommunication Services	4.48%	6.38%
		Diversified Financials	4.07%	2.71%
		Information Technology	3.55%	6.41%
		Food & Staples Retailing	2.72%	2.25%
		Commercial & Professional Services	2.68%	0.78%
		Media	2.29%	1.21%
		Insurance	1.65%	4.17%
		Other	−	11.09%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/11 Stock Holdings)		(% of Fund’s 10/31/11 Net Assets)

Switzerland	31.87%	Roche Holding AG - Genusschein	7.46%
China	19.84%	Kuehne & Nagel International AG	6.20%
France	7.95%	Hang Lung Group Ltd.	5.20%
Brazil	7.29%	Heineken Holding NV	4.71%
Mexico	6.77%	Schneider Electric S.A.	4.57%
Netherlands	5.87%	Compagnie Financiere Richemont S.A.,
Hong Kong	5.35%	Bearer Shares, Unit A	4.47%
Canada	3.66%	America Movil SAB de C.V., Series L, ADR	4.36%
Argentina	3.19%	Schindler Holding AG - Participation Certificate	3.75%
United Kingdom	2.82%	Nestle S.A.	3.56%
Belgium	2.71%	Essilor International S.A.	3.17%
United States	2.68%
	100.00%

DAVIS NEW YORK VENTURE FUND, INC.	Fund Overview
DAVIS INTERNATIONAL FUND – (CONTINUED)	October 31, 2011

New Positions Added (11/01/10-10/31/11)
(Highlighted positions are those greater than 3.00% of Fund’s 10/31/11 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/11 Net Assets
Brazil Pharma S.A., 144A	Food & Staples Retailing	06/24/11	2.64%
Greatview Aseptic Packaging Co., Ltd.	Materials	12/02/10	1.97%
Itau Unibanco Holding S.A., ADR	Commercial Banks	08/05/11	0.01%
Nielsen Holdings NV	Commercial & Professional Services	01/26/11	2.60%
Renren, Inc., ADR	Software & Services	05/04/11	−
Schindler Holding AG -
Participation Certificate	Capital Goods	05/25/11	3.75%
Shandong Weigao Group Medical
Polymer Co. Ltd. - H	Health Care Equipment & Services	05/19/11	0.68%
Youku.com Inc., ADR	Software & Services	12/08/10	1.24%

Positions Closed (11/01/10-10/31/11)
(Gains and losses greater than $50,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
China Resources Power Holdings Co. Ltd.	Utilities	12/08/10	$(84,282)
Guangdong Investment Ltd.	Utilities	12/13/10	(14,512)
Japan Tobacco Inc.	Food, Beverage & Tobacco	12/08/10	(51,688)
PortX Operacoes Portuarias S.A.	Transportation	08/15/11	18,258
Renren, Inc., ADR	Software & Services	05/10/11	6,885
Sanofi-Aventis	Pharmaceuticals, Biotechnology &
	Life Sciences	12/17/10	(44,794)
SEGRO PLC	Real Estate	01/11/11	(20,332)
Yingde Gases Group Co. Ltd.	Materials	07/12/11	(9,981)

DAVIS NEW YORK VENTURE FUND, INC.	Expense Example

Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended October 31, 2011.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

DAVIS NEW YORK VENTURE FUND, INC.	Expense Example – (Continued)

	Beginning Account Value (05/01/11)	Ending Account Value (10/31/11)	Expenses Paid During Period* (05/01/11-10/31/11)
Davis Global Fund
Class A (annualized expense ratio 1.07%**)
Actual	$1,000.00	$817.21	$4.90
Hypothetical	$1,000.00	$1,019.81	$5.45
Class B (annualized expense ratio 2.26%**)
Actual	$1,000.00	$812.50	$10.32
Hypothetical	$1,000.00	$1,013.81	$11.47
Class C (annualized expense ratio 1.95%**)
Actual	$1,000.00	$813.99	$8.92
Hypothetical	$1,000.00	$1,015.38	$9.91
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$818.18	$3.44
Hypothetical	$1,000.00	$1,021.42	$3.82

Davis International Fund
Class A (annualized expense ratio 1.21%**)
Actual	$1,000.00	$763.81	$5.38
Hypothetical	$1,000.00	$1,019.11	$6.16
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$750.00	$10.15
Hypothetical	$1,000.00	$1,013.61	$11.67
Class C (annualized expense ratio 2.30%**)
Actual	$1,000.00	$749.03	$10.14
Hypothetical	$1,000.00	$1,013.61	$11.67
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$754.30	$3.32
Hypothetical	$1,000.00	$1,021.42	$3.82

Hypothetical assumes 5% annual return before expenses.
*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS GLOBAL FUND	October 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (93.67%)
CONSUMER DISCRETIONARY – (10.62%)
Consumer Durables & Apparel – (5.35%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	111,300	$6,340,160
Hunter Douglas NV (Netherlands)	14,472	663,280
		7,003,440
Media – (4.22%)
Grupo Televisa S.A., ADR (Mexico)	99,120	2,114,229
Walt Disney Co.	97,600	3,404,288
		5,518,517
Retailing – (1.05%)
Netflix Inc. *	16,800	1,379,028
	Total Consumer Discretionary	13,900,985
CONSUMER STAPLES – (15.26%)
Food & Staples Retailing – (4.51%)
Brazil Pharma S.A., 144A (Brazil)*(a)	282,700	2,255,870
CVS Caremark Corp.	100,500	3,648,150
		5,904,020
Food, Beverage & Tobacco – (10.75%)
Coca-Cola Co.	73,000	4,987,360
Heineken Holding NV (Netherlands)	85,849	3,672,556
Lindt & Spruengli AG - Participation Certificate (Switzerland)	906	2,795,909
Nestle S.A. (Switzerland)	29,600	1,711,995
Unilever NV (Netherlands)	25,900	894,163
		14,061,983
	Total Consumer Staples	19,966,003
ENERGY – (4.02%)
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	259,500	2,146,315
Tenaris S.A., ADR (Argentina)	97,835	3,112,131
	Total Energy	5,258,446
FINANCIALS – (12.33%)
Banks – (3.66%)
Commercial Banks – (3.66%)
Banco Santander Brasil S.A., ADS (Brazil)	31,400	285,740
China CITIC Bank Corp. Ltd. - H (China)	1,560,302	834,301
China Merchants Bank Co., Ltd. - H (China)	1,135,158	2,292,068
Itau Unibanco Holding S.A., ADR (Brazil)	1,600	30,592
Wells Fargo & Co.	52,100	1,349,911
		4,792,612
Diversified Financials – (4.10%)
Capital Markets – (1.34%)
Brookfield Asset Management Inc., Class A (Canada)	19,890	576,810
Charles Schwab Corp.	96,200	1,181,336
		1,758,146

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS GLOBAL FUND - (CONTINUED)	October 31, 2011

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (2.76%)
Groupe Bruxelles Lambert S.A. (Belgium)	17,243	$1,325,410
Oaktree Capital Group LLC, Class A, 144A (a)	22,700	1,021,500
Pargesa Holding S.A., Bearer Shares (Switzerland)	6,176	482,303
RHJ International (Belgium)*	162,745	784,666
		3,613,879
		5,372,025
Insurance – (1.68%)
Insurance Brokers – (0.29%)
CNinsure, Inc., ADR (China)*	51,000	385,050
Multi-line Insurance – (0.61%)
Fairfax Financial Holdings Ltd. (Canada)	1,895	792,603
Property & Casualty Insurance – (0.78%)
ACE Ltd.	990	71,428
Berkshire Hathaway Inc., Class B *	12,200	949,892
		1,021,320
		2,198,973
Real Estate – (2.89%)
Hang Lung Group Ltd. (Hong Kong)	623,390	3,776,728
	Total Financials	16,140,338
HEALTH CARE – (12.15%)
Health Care Equipment & Services – (6.24%)
Essilor International S.A. (France)	39,712	2,870,154
IDEXX Laboratories, Inc. *	29,708	2,139,719
Shandong Weigao Group Medical Polymer Co. Ltd. - H (China)	575,300	598,656
Sinopharm Group Co. - H (China)	950,800	2,557,772
		8,166,301
Pharmaceuticals, Biotechnology & Life Sciences – (5.91%)
Johnson & Johnson	37,230	2,397,240
Merck & Co., Inc.	50,036	1,726,242
Roche Holding AG - Genusschein (Switzerland)	13,870	2,275,642
Sinovac Biotech Ltd. (China)*	652,468	1,327,772
		7,726,896
	Total Health Care	15,893,197
INDUSTRIALS – (19.55%)
Capital Goods – (9.52%)
ABB Ltd., ADR (Switzerland)	90,040	1,693,652
Blount International, Inc. *	97,900	1,520,387
PACCAR Inc.	22,700	981,662
Schindler Holding AG - Participation Certificate (Switzerland)	23,660	2,770,698
Schneider Electric S.A. (France)	76,800	4,509,671
Shanghai Electric Group Co. Ltd. - H (China)	2,228,230	983,257
		12,459,327

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS GLOBAL FUND - (CONTINUED)	October 31, 2011

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (2.98%)
Nielsen Holdings NV *	111,400	$3,269,590
RPX Corp. *	39,900	622,041
		3,891,631
Transportation – (7.05%)
China Merchants Holdings International Co., Ltd. (China)	580,348	1,805,503
China Shipping Development Co., Ltd. - H (China)	779,770	549,314
Clark Holdings, Inc. *	316,600	144,370
Kuehne & Nagel International AG (Switzerland)	51,165	6,338,890
LLX Logistica S.A. (Brazil)*	170,700	379,808
		9,217,885
	Total Industrials	25,568,843
INFORMATION TECHNOLOGY – (9.74%)
Software & Services – (9.74%)
Bankrate Inc. *	69,930	1,361,537
Google Inc., Class A *	10,828	6,410,339
NetEase.com Inc., ADR (China)*	38,300	1,814,271
Western Union Co.	103,200	1,802,904
Youku.com Inc., ADR (China)*	63,480	1,348,315
		12,737,366
	Total Information Technology	12,737,366
MATERIALS – (6.84%)
BHP Billiton PLC (United Kingdom)	44,689	1,407,233
Greatview Aseptic Packaging Co., Ltd. (China)*	5,870,300	2,187,291
Potash Corp. of Saskatchewan Inc. (Canada)	52,500	2,484,825
Rio Tinto PLC (United Kingdom)	24,690	1,335,702
Sino-Forest Corp. (Canada)*	283,380	195,533
Vale S.A., ADR (Brazil)	56,920	1,343,312
	Total Materials	8,953,896
TELECOMMUNICATION SERVICES – (3.16%)
America Movil SAB de C.V., Series L, ADR (Mexico)	162,686	4,135,478
	Total Telecommunication Services	4,135,478
TOTAL COMMON STOCK – (Identified cost $124,255,601)		122,554,552
PREFERRED STOCK – (0.18%)
MATERIALS – (0.18%)
MMX Mineracao e Metalicos S.A. (Brazil)*	142,300	239,536
TOTAL PREFERRED STOCK – (Identified cost $224,712)		239,536
STOCK WARRANTS – (0.45%)
FINANCIALS – (0.45%)
Banks – (0.45%)
Commercial Banks – (0.45%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	67,300	587,529
TOTAL STOCK WARRANTS – (Identified cost $511,805)		587,529

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS GLOBAL FUND - (CONTINUED)	October 31, 2011

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (5.46%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.10%, 11/01/11, dated 10/31/11, repurchase value of $2,724,008 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.919%-5.50%, 11/01/23-09/01/41, total market value $2,778,480)	$2,724,000	$2,724,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.12%, 11/01/11, dated 10/31/11, repurchase value of $4,426,015 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.375%-6.50%, 12/15/11-06/01/40, total market value $4,514,520)	4,426,000	4,426,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,150,000)	7,150,000
Total Investments – (99.76%) – (Identified cost $132,142,118) – (b)		130,531,617
Other Assets Less Liabilities – (0.24%)		317,441
	Net Assets – (100.00%)	$130,849,058

ADR: American Depositary Receipt
ADS: American Depositary Share

*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $3,277,370 or 2.50% of the Fund's net assets as of October 31, 2011.

(b)	Aggregate cost for federal income tax purposes is $133,977,266. At October 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$10,706,519
Unrealized depreciation	(14,152,168)
Net unrealized depreciation	$(3,445,649)

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS INTERNATIONAL FUND	October 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (96.96%)
CONSUMER DISCRETIONARY – (7.69%)
Consumer Durables & Apparel – (5.46%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	37,250	$2,121,931
Hunter Douglas NV (Netherlands)	10,370	475,278
		2,597,209
Media – (2.23%)
Grupo Televisa S.A., ADR (Mexico)	49,650	1,059,034
	Total Consumer Discretionary	3,656,243
CONSUMER STAPLES – (13.83%)
Food & Staples Retailing – (2.64%)
Brazil Pharma S.A., 144A (Brazil)*(a)	157,300	1,255,212
Food, Beverage & Tobacco – (11.19%)
Heineken Holding NV (Netherlands)	52,270	2,236,072
Lindt & Spruengli AG - Participation Certificate (Switzerland)	450	1,388,696
Nestle S.A. (Switzerland)	29,210	1,689,438
		5,314,206
	Total Consumer Staples	6,569,418
ENERGY – (5.24%)
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	122,980	1,017,163
Tenaris S.A., ADR (Argentina)	46,350	1,474,393
	Total Energy	2,491,556
FINANCIALS – (15.34%)
Banks – (4.57%)
Commercial Banks – (4.57%)
Banco Santander Brasil S.A., ADS (Brazil)	15,500	141,050
China CITIC Bank Corp. Ltd. - H (China)	1,056,000	564,649
China Merchants Bank Co., Ltd. - H (China)	723,069	1,459,993
Itau Unibanco Holding S.A., ADR (Brazil)	200	3,824
		2,169,516
Diversified Financials – (3.96%)
Capital Markets – (0.48%)
Brookfield Asset Management Inc., Class A (Canada)	7,840	227,360
Diversified Financial Services – (3.48%)
Groupe Bruxelles Lambert S.A. (Belgium)	9,700	745,606
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,160	402,960
RHJ International (Belgium)*	104,940	505,962
		1,654,528
		1,881,888
Insurance – (1.61%)
Insurance Brokers – (0.52%)
CNinsure, Inc., ADR (China)*	32,270	243,638
Multi-line Insurance – (1.09%)
Fairfax Financial Holdings Ltd. (Canada)	1,241	519,061
		762,699

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS INTERNATIONAL FUND - (CONTINUED)	October 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (5.20%)
Hang Lung Group Ltd. (Hong Kong)	408,000	$2,471,816
	Total Financials	7,285,919
HEALTH CARE – (15.51%)
Health Care Equipment & Services – (6.49%)
Essilor International S.A. (France)	20,810	1,504,026
Shandong Weigao Group Medical Polymer Co. Ltd. - H (China)	310,000	322,586
Sinopharm Group Co. - H (China)	466,800	1,255,751
		3,082,363
Pharmaceuticals, Biotechnology & Life Sciences – (9.02%)
Roche Holding AG - Genusschein (Switzerland)	21,610	3,545,538
Sinovac Biotech Ltd. (China)*	365,170	743,121
		4,288,659
	Total Health Care	7,371,022
INDUSTRIALS – (23.49%)
Capital Goods – (11.07%)
ABB Ltd., ADR (Switzerland)	45,090	848,143
Schindler Holding AG - Participation Certificate (Switzerland)	15,200	1,779,992
Schneider Electric S.A. (France)	36,960	2,170,279
Shanghai Electric Group Co. Ltd. - H (China)	1,042,100	459,850
		5,258,264
Commercial & Professional Services – (2.60%)
Nielsen Holdings NV *	42,200	1,238,570
Transportation – (9.82%)
China Merchants Holdings International Co., Ltd. (China)	378,969	1,178,999
China Shipping Development Co., Ltd. - H (China)	510,000	359,273
Kuehne & Nagel International AG (Switzerland)	23,780	2,946,131
LLX Logistica S.A. (Brazil)*	80,920	180,048
		4,664,451
	Total Industrials	11,161,285
INFORMATION TECHNOLOGY – (3.45%)
Software & Services – (3.45%)
NetEase.com Inc., ADR (China)*	22,140	1,048,772
Youku.com Inc., ADR (China)*	27,770	589,835
		1,638,607
	Total Information Technology	1,638,607

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS INTERNATIONAL FUND - (CONTINUED)	October 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (8.05%)
BHP Billiton PLC (United Kingdom)	21,230	$668,522
Greatview Aseptic Packaging Co., Ltd. (China)*	2,517,100	937,879
Potash Corp. of Saskatchewan Inc. (Canada)	17,460	826,382
Rio Tinto PLC (United Kingdom)	11,712	633,606
Sino-Forest Corp. (Canada)*	173,200	119,508
Vale S.A., ADR (Brazil)	26,990	636,964
	Total Materials	3,822,861
TELECOMMUNICATION SERVICES – (4.36%)
America Movil SAB de C.V., Series L, ADR (Mexico)	81,420	2,069,696
	Total Telecommunication Services	2,069,696
	TOTAL COMMON STOCK – (Identified cost $52,573,767)	46,066,607
PREFERRED STOCK – (0.29%)
MATERIALS – (0.29%)
MMX Mineracao e Metalicos S.A. (Brazil)*	80,920	136,214
	TOTAL PREFERRED STOCK – (Identified cost $133,599)	136,214
SHORT-TERM INVESTMENTS – (2.90%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.10%, 11/01/11, dated 10/31/11, repurchase value of $525,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.919%-5.50%, 11/01/23-09/01/41, total market value $535,500)	$525,000	525,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.12%, 11/01/11, dated 10/31/11, repurchase value of $853,003 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.375%-6.50%, 12/15/11-06/01/40, total market value $870,060)	853,000	853,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,378,000)	1,378,000
Total Investments – (100.15%) – (Identified cost $54,085,366) – (b)		47,580,821
Liabilities Less Other Assets – (0.15%)		(72,955)
	Net Assets – (100.00%)	$47,507,866

ADR: American Depositary Receipt
ADS: American Depositary Share
*	Non-Income producing security.
(a)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $1,255,212 or 2.64% of the Fund's net assets as of October 31, 2011.

DAVIS NEW YORK VENTURE FUND, INC.	Schedule of Investments
DAVIS INTERNATIONAL FUND - (CONTINUED)	October 31, 2011

(b)	Aggregate cost for federal income tax purposes is $54,546,348. At October 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$2,175,990
	Unrealized depreciation	(9,141,517)
	Net unrealized depreciation	$(6,965,527)

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND, INC.	Statements of Assets and Liabilities
At October 31, 2011

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$130,531,617	$47,580,821
Cash	2,839	1,213
Receivables:
Capital stock sold	56,413	4,798
Dividends and interest	242,503	151,674
Investment securities sold	3,019,996	513,259
Prepaid expenses	2,268	1,377
Due from Adviser	–	408
Total assets	133,855,636	48,253,550
LIABILITIES:
Payables:
Capital stock redeemed	128,453	12
Investment securities purchased	2,704,687	651,771
Accrued distribution and service plan fees	13,302	750
Accrued management fee	59,251	21,811
Other accrued expenses	100,885	71,340
Total liabilities	3,006,578	745,684
NET ASSETS	$130,849,058	$47,507,866
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$535,242	$300,619
Additional paid-in capital	158,701,802	57,112,287
Undistributed net investment income (loss)	(488,887)	252,628
Accumulated net realized losses from investments	(26,289,086)	(3,654,515)
Net unrealized depreciation on investments and foreign currency transactions	(1,610,013)	(6,503,153)
Net Assets	$130,849,058	$47,507,866

*Including:
Cost of investments	$132,142,118	$54,085,366

DAVIS NEW YORK VENTURE FUND, INC.	Statements of Assets and Liabilities – (Continued)
At October 31, 2011

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$30,637,626	$3,011,506
Shares outstanding	2,500,425	375,309
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$12.25	$8.02
Maximum offering price per share (100/95.25 of net asset value)†	$12.86	$8.42
CLASS B SHARES:
Net assets	$1,996,252	$135,506
Shares outstanding	166,920	17,516
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$11.96	$7.74
CLASS C SHARES:
Net assets	$9,431,367	$221,091
Shares outstanding	786,879	28,593
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$11.99	$7.73
CLASS Y SHARES:
Net assets	$88,783,813	$44,139,763
Shares outstanding	7,250,621	5,590,957
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$12.24	$7.89

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND, INC.	Statements of Operations
For the year ended October 31, 2011

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$1,823,338	$906,130
Interest	6,713	1,892
Total income	1,830,051	908,022

Expenses:
Management fees (Note 3)	574,882	292,005
Custodian fees	78,231	67,236
Transfer agent fees:
Class A	55,639	6,650
Class B	13,522	3,012
Class C	25,464	2,476
Class Y	7,289	2,852
Audit fees	19,200	19,200
Legal fees	212	116
Accounting fees (Note 3)	3,000	3,000
Reports to shareholders	25,026	10,172
Directors’ fees and expenses	5,022	4,025
Registration and filing fees	59,793	63,950
Miscellaneous	13,226	9,524
Payments under distribution plan (Note 7):
Class A	62,372	3,707
Class B	27,427	878
Class C	118,446	1,989
Total expenses	1,088,751	490,792
Expenses paid indirectly (Note 4)	(3)	(2)
Reimbursement of expenses by Adviser (Note 3)	−	(4,303)
Net expenses	1,088,748	486,487
Net investment income	741,303	421,535

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	3,034,676	491,285
Foreign currency transactions	(42,704)	(16,330)
Net realized gain	2,991,972	474,955
Net change in unrealized appreciation (depreciation)	(11,277,255)	(8,520,369)
Net realized and unrealized loss on investments and foreign currency transactions	(8,285,283)	(8,045,414)
Net decrease in net assets resulting from operations	$(7,543,980)	$(7,623,879)

*Net of foreign taxes withheld as follows	$132,099	$101,240

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND, INC.	Statements of Changes in Net Assets
For the year ended October 31, 2011

	Davis Global Fund	Davis International Fund

OPERATIONS:
Net investment income	$741,303	$421,535
Net realized gain from investments and foreign currency transactions	2,991,972	474,955
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,277,255)	(8,520,369)
Net decrease in net assets resulting from operations	(7,543,980)	(7,623,879)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(879,741)	(216,908)
Class B	(18,046)	–
Class C	(99,078)	–
Class Y	(538,343)	(3,637)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(16,931,102)	(49,661,879)
Class B	(1,057,940)	74,653
Class C	(1,663,666)	235,728
Class Y	71,088,314	53,388,838
Total increase (decrease) in net assets	42,356,418	(3,807,084)

NET ASSETS:
Beginning of year	88,492,640	51,314,950
End of year*	$130,849,058	$47,507,866

*Including undistributed net investment income (loss) of	$(488,887)	$252,628

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND, INC.	Statements of Changes in Net Assets
For the year ended October 31, 2010

	Davis Global Fund	Davis International Fund

OPERATIONS:
Net investment income	$504,365	$66,210
Net realized loss from investments and foreign currency transactions	(1,747,037)	(685,098)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,623,873	2,935,128
Net increase in net assets resulting from operations	13,381,201	2,316,240

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(343,099)	(131,408)
Class B	–	(3)
Class C	–	(3)
Class Y	(143,868)	–

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	657,234	35,506,641
Class B	(305,939)	73,379
Class C	707,949	47,359
Class Y	6,466,709	377,888
Total increase in net assets	20,420,187	38,190,093

NET ASSETS:
Beginning of year	68,072,453	13,124,857
End of year*	$88,492,640	$51,314,950

*Including undistributed net investment income of	$282,834	$13,300

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements
October 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Company operates as a series issuing shares of common stock including the following two funds (collectively “Funds”):

Davis Global Fund seeks to achieve long-term growth of capital.  It invests primarily in equity securities issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital.  It invests primarily in equity securities issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds shares.

The Company accounts separately for the assets, liabilities, and operations of each Fund.  Each Fund offers shares in four classes, Class A, Class B, Class C, and Class Y.  Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption.  Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge.  Class Y shares are only available to certain qualified investors.  Income, expenses (other than those attributable to a specific class), and gains and losses, are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class.  Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Davis	Davis
	Global	International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer discretionary	$6,897,545	$1,059,034
Consumer staples	10,891,380	1,255,212
Energy	5,258,446	2,491,556
Financials	6,210,891	1,134,933
Health care	7,590,973	743,121
Industrials	8,467,140	2,266,761
Information technology	12,737,366	1,638,607
Materials	4,067,673	1,599,560
Telecommunication services	4,135,478	2,069,696
Total Level 1	66,256,892	14,258,480

Level 2 – Other Significant Observable Inputs:
Equity securities*:
Consumer discretionary	7,003,440	2,597,209
Consumer staples	9,074,623	5,314,206
Financials	10,516,976	6,150,986
Health care	8,302,224	6,627,901
Industrials	17,101,703	8,894,524
Materials	4,930,226	2,240,007
Short-term securities	7,150,000	1,378,000
Total Level 2	64,079,192	33,202,833

Level 3 – Significant Unobservable Inputs:
Equity securities:
Materials	195,533	119,508
Total Level 3	195,533	119,508
Total Investments	$130,531,617	$47,580,821

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

	Davis	Davis
	Global	International
	Fund	Fund
Level 1 to Level 2 Transfers**:
Consumer discretionary	$7,003,440	$2,597,209
Consumer staples	8,180,460	5,314,206
Financials	9,495,476	6,150,986
Health care	7,703,568	6,305,315
Industrials	14,331,005	7,114,532
Materials	2,742,935	1,302,128
Total	$49,456,884	$28,784,376

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered the majority of transfers between Level 1 and Level 2 assets during the year ended October 31, 2011.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2011:

	Davis Global Fund	Davis International Fund
Investment Securities:
Beginning balance	$–	$–
Change in unrealized appreciation (depreciation)	(3,974,491)	(2,901,835)
Net purchases (sales)	748,813	216,456
Transfers into Level 3	3,421,211	2,804,887
Ending balance	$195,533	$119,508

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at October 31, 2011 and included in the change in net assets for the year	$(3,974,491)	$(2,901,835)

Transfers into Level 3 represent the beginning value of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.  The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2008.  At October 31, 2011, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards

	Davis Global Fund	Davis International Fund
Expiring
10/31/2016	$8,071,000	$784,000
10/31/2017	15,593,000	2,187,000
10/31/2018	1,785,000	657,000
	$25,449,000	$3,628,000

Utilized
During the year ended October 31, 2011	$3,033,000	$437,000

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the Notes to Financial Statements for the fiscal year ending October 31, 2012.

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and passive foreign investment company shares.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds.  The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended October 31, 2011, for Davis Global Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $22,184 and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions; for Davis International Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $38,338 and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions.  The Funds’ net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2011 and 2010 were as follows:

	Ordinary Income	Long-Term Capital Gain		Return of Capital		Total
Davis Global Fund
2011	$1,535,208	$	−	$	−	$1,535,208
2010	486,967		−		−	486,967

Davis International Fund
2011	220,545		−		−	220,545
2010	131,414		−		−	131,414

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed net investment income	$508,985	$688,875
Accumulated net realized losses from investments and foreign currency transactions	(25,448,689)	(3,628,177)
Net unrealized depreciation on investments	(3,445,160)	(6,964,135)
Total	$(28,384,864)	$(9,903,437)

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended October 31, 2011 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$74,831,495	$11,463,941
Proceeds of sales	28,367,658	7,376,762

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate for each Fund is 0.55% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services during the year ended October 31, 2011 for Davis Global Fund and Davis International Fund amounted to $8,472 and $739, respectively.  State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds’ custodian.  The Adviser is also paid for certain accounting services.  The fee paid to the Adviser for these services during the year ended October 31, 2011 for Davis Global Fund and Davis International Fund amounted to $3,000 each.  The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%).  During the year ended October 31, 2011, such reimbursements for Davis International Fund amounted to $2,649 and $1,654 for Class B and Class C, respectively.  Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds.  Such reductions amounted to $3 and $2 for Davis Global Fund and Davis International Fund, respectively, during the year ended October 31, 2011.

NOTE 5 - CAPITAL STOCK

At October 31, 2011, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 175 million shares each are designated to Davis Global Fund and Davis International Fund. Transactions in capital stock were as follows:

Class A	Year ended October 31, 2011
	Davis Global Fund	Davis International Fund
Shares sold	600,592	301,752
Shares issued in reinvestment of distributions	60,389	22,593
	660,981	324,345
Shares redeemed	(1,892,648)	(5,486,660)
Net decrease	(1,231,667)	(5,162,315)

Proceeds from shares sold	$8,215,798	$2,882,908
Proceeds from shares issued in reinvestment of distributions	832,768	216,891
	9,048,566	3,099,799
Cost of shares redeemed*	(25,979,668)	(52,761,678)
Net decrease	$(16,931,102)	$(49,661,879)

* Net of redemption fees as follows	$284	$–

Class A	Year ended October 31, 2010
	Davis Global Fund	Davis International Fund
Shares sold	836,877	3,884,802
Shares issued in reinvestment of distributions	26,661	15,681
	863,538	3,900,483
Shares redeemed	(805,966)	(25,986)
Net increase	57,572	3,874,497

Proceeds from shares sold	$10,148,755	$35,597,837
Proceeds from shares issued in reinvestment of distributions	325,264	131,408
	10,474,019	35,729,245
Cost of shares redeemed*	(9,816,785)	(222,604)
Net increase	$657,234	$35,506,641

* Net of redemption fees as follows	$2,366	$–

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class B	Year ended October 31, 2011
	Davis Global Fund	Davis International Fund
Shares sold	25,083	14,441
Shares issued in reinvestment of distributions	1,246	–
	26,329	14,441
Shares redeemed	(107,400)	(5,518)
Net increase (decrease)	(81,071)	8,923

Proceeds from shares sold	$325,910	$124,958
Proceeds from shares issued in reinvestment of distributions	17,489	–
	343,399	124,958
Cost of shares redeemed	(1,401,339)	(50,305)
Net increase (decrease)	$(1,057,940)	$74,653

Class B	Year ended October 31, 2010
	Davis Global Fund	Davis International Fund
Shares sold	69,118	9,501
Shares issued in reinvestment of distributions	–	–†
	69,118	9,501
Shares redeemed	(95,117)	(1,160)
Net increase (decrease)	(25,999)	8,341

Proceeds from shares sold	$826,385	$82,888
Proceeds from shares issued in reinvestment of distributions	–	3
	826,385	82,891
Cost of shares redeemed*	(1,132,324)	(9,512)
Net increase (decrease)	$(305,939)	$73,379

* Net of redemption fees as follows	$42	$–
† Less than 1 share.

Class C	Year ended October 31, 2011
	Davis Global Fund	Davis International Fund
Shares sold	150,314	31,485
Shares issued in reinvestment of distributions	7,036	–
	157,350	31,485
Shares redeemed	(293,051)	(8,600)
Net increase (decrease)	(135,701)	22,885

Proceeds from shares sold	$2,051,526	$297,080
Proceeds from shares issued in reinvestment of distributions	95,692	–
	2,147,218	297,080
Cost of shares redeemed*	(3,810,884)	(61,352)
Net increase (decrease)	$(1,663,666)	$235,728

* Net of redemption fees as follows	$1,286	$4

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class C	Year ended October 31, 2010
	Davis Global Fund	Davis International Fund
Shares sold	284,009	5,463
Shares issued in reinvestment of distributions	–	–†
	284,009	5,463
Shares redeemed	(225,952)	(7)
Net increase	58,057	5,456

Proceeds from shares sold	$3,402,483	$47,417
Proceeds from shares issued in reinvestment of distributions	–	3
	3,402,483	47,420
Cost of shares redeemed*	(2,694,534)	(61)
Net increase	$707,949	$47,359

* Net of redemption fees as follows	$75	$–
† Less than 1 share.

Class Y	Year ended October 31, 2011
	Davis Global Fund	Davis International Fund
Shares sold	5,538,256	5,562,203
Shares issued in reinvestment of distributions	38,439	378
	5,576,695	5,562,581
Shares redeemed	(96,564)	(16,079)
Net increase	5,480,131	5,546,502

Proceeds from shares sold	$71,866,575	$53,536,342
Proceeds from shares issued in reinvestment of distributions	528,916	3,637
	72,395,491	53,539,979
Cost of shares redeemed*	(1,307,177)	(151,141)
Net increase	$71,088,314	$53,388,838

* Net of redemption fees as follows	$50	$–
Class Y	Year ended October 31, 2010
	Davis Global Fund	Davis International Fund††
Shares sold	580,002	45,005
Shares issued in reinvestment of distributions	11,715	–
	591,717	45,005
Shares redeemed	(64,957)	(550)
Net increase	526,760	44,455

Proceeds from shares sold	$7,095,190	$382,279
Proceeds from shares issued in reinvestment of distributions	142,456	–
	7,237,646	382,279
Cost of shares redeemed	(770,937)	(4,391)
Net increase	$6,466,709	$377,888
†† From December 31, 2009 (inception of class) through October 31, 2010.

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 6 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.  Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Funds had no borrowings during the year ended October 31, 2011.

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares of Davis Global Fund and Davis International Fund - Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value.

Davis Distributors, LLC, the Funds’ Underwriter (“Underwriter” or “Distributor”), received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Underwriter and the remaining was re-allowed to investment dealers.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.

	Year ended October 31, 2011
	Davis	Davis
	Global	International
	Fund	Fund
Commissions retained by Underwriter	$8,128	$3,208
Commissions re-allowed to investment dealers	45,104	17,320
Total commissions earned on sales of Class A shares	$53,232	$20,528

Class A service fee	$62,372	$3,707

Class B Shares of Davis Global Fund and Davis International Fund - Class B shares of the Funds are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

The Funds pay the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%.  The Funds pay the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

Commission advances by the Distributor on the sale of Class B shares are re-allowed to qualified selling dealers.

DAVIS NEW YORK VENTURE FUND, INC.	Notes to Financial Statements – (Continued)
October 31, 2011

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class B Shares of Davis Global Fund and Davis International Fund – (Continued)

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

	Year ended October 31, 2011
	Davis	Davis
	Global	International
	Fund	Fund
Distribution Plan Payments:
Distribution fees	$20,616	$658
Service fees	6,811	220
Commission advances by the Distributor
on the sale of Class B shares	2,398	1,039
Contingent deferred sales charges received by the
Distributor from Class B shares	4,820	60

Class C Shares of Davis Global Fund and Davis International Fund - Class C shares of the Funds are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

The Funds pay the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%.  The Funds pay the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

Commission advances by the Distributor on the sale of Class C shares are re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon redemption of certain Class C shares of the Funds within the first year of the original purchase.

	Year ended October 31, 2011
	Davis	Davis
	Global	International
	Fund	Fund
Distribution Plan Payments:
Distribution fees	$88,835	$1,492
Service fees	29,611	497
Commission advances by the Distributor
on the sale of Class C shares	10,808	1,415
Contingent deferred sales charges received by the
Distributor from Class C shares	2,158	31

DAVIS NEW YORK VENTURE FUND, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2011	$13.32	$0.09d	$(0.93)	$(0.84)
Year ended October 31, 2010	$11.28	$0.09d	$2.04	$2.13
Year ended October 31, 2009	$8.51	$0.07d	$2.75	$2.82
Year ended October 31, 2008	$18.70	$0.15d	$(10.16)	$(10.01)
Year ended October 31, 2007	$13.70	$0.05d	$5.23	$5.28
Davis Global Fund Class B:
Year ended October 31, 2011	$13.01	$(0.06)d	$(0.91)	$(0.97)
Year ended October 31, 2010	$11.07	$(0.06)d	$2.00	$1.94
Year ended October 31, 2009	$8.39	$(0.02)d	$2.70	$2.68
Year ended October 31, 2008	$18.52	$(0.01)d	$(10.02)	$(10.03)
Year ended October 31, 2007	$13.57	$(0.13)d	$5.22	$5.09
Davis Global Fund Class C:
Year ended October 31, 2011	$13.03	$(0.02)d	$(0.91)	$(0.93)
Year ended October 31, 2010	$11.07	$(0.03)d	$1.99	$1.96
Year ended October 31, 2009	$8.39	$(0.02)d	$2.70	$2.68
Year ended October 31, 2008	$18.52	$0.01d	$(10.04)	$(10.03)
Year ended October 31, 2007	$13.58	$(0.11)d	$5.19	$5.08
Davis Global Fund Class Y:
Year ended October 31, 2011	$13.30	$0.14d	$(0.94)	$(0.80)
Year ended October 31, 2010	$11.27	$0.12d	$2.03	$2.15
Year ended October 31, 2009	$8.51	$0.08d	$2.76	$2.84
Year ended October 31, 2008	$18.71	$0.20d	$(10.17)	$(9.97)
Period from July 25, 2007e to October 31, 2007	$17.20	$–f	$1.51	$1.51
Davis International Fund Class A:
Year ended October 31, 2011	$9.17	$(0.04)d	$(1.07)	$(1.11)
Year ended October 31, 2010	$7.89	$0.03d	$1.33	$1.36
Year ended October 31, 2009	$6.15	$0.07	$1.79	$1.86
Year ended October 31, 2008	$13.48	$0.15	$(7.37)	$(7.22)
Period from December 29, 2006e to October 31, 2007	$10.00	$0.03	$3.45	$3.48
Davis International Fund Class B:
Year ended October 31, 2011	$9.08	$(0.05)d	$(1.29)	$(1.34)
Year ended October 31, 2010	$7.82	$(0.02)d	$1.29	$1.27
Year ended October 31, 2009	$6.06	$–f	$1.78	$1.78
Year ended October 31, 2008	$13.36	$0.04	$(7.29)	$(7.25)
Period from December 29, 2006e to October 31, 2007	$10.00	$(0.06)	$3.42	$3.36

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.23)	$–	$–	$(0.23)	$12.25	(6.48)%	$30,638	1.03%	1.03%	0.72%	28%
$(0.09)	$–	$–	$(0.09)	$13.32	18.96%	$49,697	1.06%	1.06%	0.76%	28%
$(0.05)	$–	$–	$(0.05)	$11.28	33.32%	$41,456	1.31%	1.30%	0.73%	32%
$(0.08)	$(0.10)	$–	$(0.18)	$8.51	(54.01)%	$32,172	1.26%	1.26%	1.07%	19%
$(0.22)	$(0.06)	$–	$(0.28)	$18.70	39.13%	$55,104	1.48%	1.30%	0.32%	10%

$(0.08)	$–	$–	$(0.08)	$11.96	(7.56)%	$1,996	2.23%	2.23%	(0.48)%	28%
$–	$–	$–	$–	$13.01	17.52%	$3,226	2.27%	2.27%	(0.45)%	28%
$–	$–	$–	$–	$11.07	31.94%	$3,034	2.57%	2.30%	(0.27)%	32%
$–	$(0.10)	$–	$(0.10)	$8.39	(54.43)%	$2,721	2.30%	2.30%	(0.05)%	19%
$(0.08)	$(0.06)	$–	$(0.14)	$18.52	37.80%	$5,676	2.73%	2.30%	(0.68)%	10%

$(0.11)	$–	$–	$(0.11)	$11.99	(7.26)%	$9,431	1.96%	1.96%	(0.21)%	28%
$–	$–	$–	$–	$13.03	17.70%	$12,022	2.05%	2.05%	(0.23)%	28%
$–	$–	$–	$–	$11.07	31.94%	$9,570	2.33%	2.30%	(0.27)%	32%
$–	$(0.10)	$–	$(0.10)	$8.39	(54.43)%	$10,548	2.19%	2.19%	0.05%	19%
$(0.08)	$(0.06)	$–	$(0.14)	$18.52	37.70%	$17,890	2.56%	2.30%	(0.68)%	10%

$(0.26)	$–	$–	$(0.26)	$12.24	(6.24)%	$88,784	0.76%	0.76%	0.99%	28%
$(0.12)	$–	$–	$(0.12)	$13.30	19.13%	$23,548	0.83%	0.83%	0.99%	28%
$(0.08)	$–	$–	$(0.08)	$11.27	33.70%	$14,012	1.04%	1.04%	0.99%	32%
$(0.13)	$(0.10)	$–	$(0.23)	$8.51	(53.91)%	$8,364	1.04%	1.04%	1.29%	19%
$–	$–	$–	$–	$18.71	8.78%	$1,007	3.64%g	1.05%g	0.13%g	10%

$(0.04)	$–	$–	$(0.04)	$8.02	(12.19)%	$3,012	0.94%	0.94%	(0.44)%	14%
$(0.08)	$–	$–	$(0.08)	$9.17	17.32%	$50,776	1.81%	1.30%	0.41%	20%
$(0.12)	$–	$–	$(0.12)	$7.89	30.80%	$13,121	1.38%	1.30%	1.04%	25%
$(0.06)	$(0.05)	$–	$(0.11)	$6.15	(53.97)%	$10,045	1.25%	1.25%	1.42%	13%
$–	$–	$–	$–	$13.48	34.80%	$20,508	1.35%g	1.30%g	0.39%g	4%

$–	$–	$–	$–	$7.74	(14.76)%	$136	5.31%	2.30%	(0.60)%	14%
$(0.01)	$–	$–	$(0.01)	$9.08	16.25%	$78	8.05%	2.30%	(0.59)%	20%
$(0.02)	$–	$–	$(0.02)	$7.82	29.54%	$2	9.98%	2.30%	0.04%	25%
$–	$(0.05)	$–	$(0.05)	$6.06	(54.46)%	$2	7.27%	2.30%	0.37%	13%
$–	$–	$–	$–	$13.36	33.60%	$3	26.19%g	2.30%g	(0.61)%g	4%

DAVIS NEW YORK VENTURE FUND, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis International Fund Class C:
Year ended October 31, 2011	$9.08	$(0.05)d	$(1.30)	$(1.35)
Year ended October 31, 2010	$7.82	$–d,f	$1.27	$1.27
Year ended October 31, 2009	$6.07	$–f	$1.77	$1.77
Year ended October 31, 2008	$13.37	$0.04	$(7.29)	$(7.25)
Period from December 29, 2006e to October 31, 2007	$10.00	$(0.05)	$3.42	$3.37
Davis International Fund Class Y:
Year ended October 31, 2011	$9.19	$0.14d	$(1.38)	$(1.24)
Period from December 31, 2009e to October 31, 2010	$8.40	$0.08d	$0.71	$0.79

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.  Total returns are not annualized for periods of less than one year.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights – (Continued)
Dividends and Distributions	Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$–	$–	$–	$–	$7.73	(14.87)%	$221	3.13%	2.30%	(0.58)%	14%
$(0.01)	$–	$–	$(0.01)	$9.08	16.25%	$52	9.91%	2.30%	(0.59)%	20%
$(0.02)	$–	$–	$(0.02)	$7.82	29.32%	$2	10.17%	2.30%	0.04%	25%
$–	$(0.05)	$–	$(0.05)	$6.07	(54.42)%	$2	7.31%	2.30%	0.37%	13%
$–	$–	$–	$–	$13.37	33.70%	$3	26.19%g	2.30%g	(0.61)%g	4%

$(0.06)	$–	$–	$(0.06)	$7.89	(13.61)%	$44,140	0.89%	0.89%	1.52%	14%
$–	$–	$–	$–	$9.19	9.40%	$409	2.92%g	1.05%g	1.14%g	20%

d	Per share calculations were based on average shares outstanding for the period.
e	Inception date of class.
f	Less than $0.005 per share.
g	Annualized.
See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series comprising Davis New York Venture Fund, Inc.), including the schedules of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for Davis Global Fund for each of the years in the five-year period then ended and for Davis International Fund for each of the years in the four-year period then ended and the period from December 29, 2006 (commencement of operations) through October 31, 2007.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Global Fund and Davis International Fund as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 21, 2011

DAVIS NEW YORK VENTURE FUND, INC.	Federal Income Tax Information (Unaudited)

In early 2012, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 2011.  Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2011 with their 2011 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

The Funds have elected to give the benefit of foreign tax credits to their shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2011, $1,535,208 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $412,816 or 27% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2011, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $1,207,186 or 79% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis Global Fund designates $123,834 as foreign taxes paid during the year ended October 31, 2011.  Approximately 70% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2011 was derived from foreign sourced income of $1,369,104.  The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2011, $220,545 of dividends paid by the Fund constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.

For the fiscal year 2011, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $220,545 or 100% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis International Fund designates $94,979 as foreign taxes paid during the year ended October 31, 2011.  100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2011 was derived from foreign sourced income of $1,007,370.  The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

DAVIS NEW YORK VENTURE FUND, INC.	Fund Information

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, or on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS NEW YORK VENTURE FUND, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS NEW YORK VENTURE FUND, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com.  Quarterly Fact sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2011 and October 31, 2010 were $38,400 and $38,400, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends October 31, 2011 and October 31, 2010 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends October 31, 2011 and October 31, 2010 were $14,630 and $14,815 respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2011 and October 31, 2010 were $0 and $0, respectively.

(e)	(1)Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2011 and October 31, 2010. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich

Kenneth C. Eich

Principal Executive Officer

Date: January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich

Kenneth C. Eich

Principal Executive Officer

Date: January 9, 2012

By	/s/ Douglas A. Haines

Douglas A. Haines

Principal Financial Officer

Date: January 9, 2012